EXHIBIT T3G


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM T-1

                       STATEMENT OF ELIGIBILITY UNDER THE
                        TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                Check if an Application to Determine Eligibility
                   of a Trustee Pursuant to Section 305(b)(2)

                       STATE STREET BANK AND TRUST COMPANY
               (Exact name of trustee as specified in its charter)

             Massachusetts                                   04-1867445
    (Jurisdication of Incorporation or                    (I.R.S. Employer
organization if not a U.S. national bank)                Identification No.)

                225 Franklin Street, Boston, Massachusetts 02110
               (Address of principal executive offices) (Zip Code)

   Maureen Scannell Bateman, Esq. Executive Vice President and General Counsel
                225 Franklin Street, Boston, Massachusetts 02110
                                 (617) 654-3253
            (Name, address and telephone number of agent for service)


                                Ampex Corporation
               (Exact name of obligor as specified in its charter)
 _______________________________                     __________________________
|        State of Delaware      |                   |           13-3667696     |
|(State or other jurisdiction of|                   |       (I.R.S. Employer   |
| incorporation or organization)|                   |       Identification No.)|
|_______________________________|                   |__________________________|


                                Ampex Corporation
                               1228 Douglas Street
                                  Redwood City
                              California 94063-3199
               (Address of principal executive offices) (Zip Code)

               Ampex Corporation 12% Senior Secured Note Due 2008
                         (Title of indenture securities)

                                     GENERAL

Item 1.   General Information.

          Furnish the following information as to the trustee:

          (a) Name and address of each examining or supervisory authority to which it is subject.

                    Department of Banking and Insurance of The Commonwealth of Massachusetts, 100 Cambridge Street, Boston, Massachusetts.

                    Board  of   Governors   of  the  Federal   Reserve   System,
                    Washington, D.C., Federal Deposit Insurance Corporation, Washington, DC

          (b)  Whether it is authorized to exercise corporate trust powers.

                    Trustee is authorized to exercise corporate trust powers.

Item 2.   Affiliations with Obligor.

          If the Obligor is an affiliate of the trustee, describe each such affiliation.

                    The obligor is not an affiliate of the trustee or of its parent, State Street Corporation.

                    (See note on page 2.)

Item 3. through Item 15.   Not applicable.

Item 16.  List of Exhibits.

          List  below  all  exhibits   filed  as  part  of  this   statement  of
          eligibility.

          1. A copy of the articles of association of the trustee as now in effect.

                    A copy of the Articles of Association of the trustee, as now in effect, is on file with the Securities and Exchange Commission as Exhibit 1 to Amendment No. 1 to the Statement of Eligibility and Qualification of Trustee (Form T-1) filed with the Registration Statement of Morse Shoe, Inc. (File No. 22-17940) and is incorporated herein by reference thereto.

          2. A copy of the certificate of authority of the trustee to commence business, if not contained in the articles of association.

                    A copy of a Statement from the Commissioner of Banks of Massachusetts that no certificate of authority for the trustee to commence business was necessary or issued is on file with the Securities and Exchange Commission as Exhibit 2 to Amendment No. 1 to the Statement of Eligibility and
                    Qualification   of   Trustee   (Form  T-1)  filed  with  the
                    Registration Statement of Morse Shoe, Inc. (File No. 22-17940) and is incorporated herein by reference thereto.

          3. A copy of the authorization of the trustee to exercise corporate trust powers, if such authorization is not contained in the documents specified in paragraph (1) or (2), above.

                    A copy of the authorization of the trustee to exercise corporate trust powers is on file with the Securities and Exchange Commission as Exhibit 3 to Amendment No. 1 to the Statement of Eligibility and Qualification of Trustee (Form T-1) filed with the Registration Statement of Morse Shoe, Inc. (File No. 22-17940) and is incorporated herein by reference thereto.

          4. A copy of the existing by-laws of the trustee, or instruments corresponding thereto.

                    A copy of the by-laws of the trustee, as now in effect, is on file with the Securities and Exchange Commission as
                    Exhibit 4 to the Statement of Eligibility and Qualification of Trustee (Form T-1) filed with the Registration Statement of the Senior Housing Properties Trust (File No. 333-60392) and is incorporated herein by reference thereto.



                                        1


          5. A copy of each indenture referred to in Item 4. if the obligor is in default.

                    Not applicable.

          6.   The consents of United States institutional  trustees required by
               Section 321(b) of the Act.

                    The consent of the trustee required by Section 321(b) of the Act is annexed hereto as Exhibit 6 and made a part hereof.

          7. A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.

                    A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority is annexed hereto as
                    Exhibit 7 and made a part hereof.

                                      NOTES

In answering any item of this Statement of Eligibility which relates to matters peculiarly within the knowledge of the obligor or any underwriter for the obligor, the trustee has relied upon information furnished to it by the obligor and the underwriters, and the trustee disclaims responsibility for the accuracy or completeness of such information.

The answer furnished to Item 2. of this statement will be amended, if necessary, to reflect any facts which differ from those stated and which would have been required to be stated if known at the date hereof.

                                    SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, State Street Bank and Trust Company, a corporation organized and existing under the laws of The Commonwealth of Massachusetts, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Boston and The Commonwealth of Massachusetts, on the January 18, 2002.


                                             STATE STREET BANK AND TRUST COMPANY



                                             BY:  /s/ John G. Correia
                                                  ------------------------
                                           NAME:  John G. Correia
                                          TITLE:  Assistant Vice President

                                    EXHIBIT 6

                             CONSENT OF THE TRUSTEE

Pursuant to the requirements of Section 321(b) of the Trust Indenture Act of 1939, as amended, in connection with the proposed issuance by Ampex Corporation. of its 12% Senior Secured Note Due 2008, we hereby consent that reports of examination by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.

                                             STATE STREET BANK AND TRUST COMPANY



                                             BY:  /s/ John G. Correia
                                                  ------------------------
                                           NAME:  John G. Correia
                                          TITLE:  Assistant Vice President

Dated:

                                    EXHIBIT 7

Consolidated Report of Condition of State Street Bank and Trust Company, Massachusetts and foreign and domestic subsidiaries, a state banking institution organized and operating under the banking laws of this commonwealth and a member of the Federal Reserve System, at the close of business September 30, 2001 published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act and in accordance with a call made by the Commissioner of Banks under General Laws, Chapter 172,
Section 22(a).


ASSETS                                                                                                   Thousands of Dollars

Cash and balances due from depository institutions:
          Noninterest-bearing balances and currency and coin..........................................         $2,078,210.00
          Interest-bearing balances...................................................................        $20,877,735.00
Securities ......................................................................................             $17,960,077.00
Federal funds sold and securities purchased
          under agreements to resell in domestic offices
          of the bank and its Edge subsidiary ........................................................        $15,596,333.00
Loans and lease financing receivables:
          Loans and leases, net of unearned income ...........................           $6,658,140.00
          Allowance for loan and lease losses ..............................               $55,243.00
          Allocated transfer risk reserve.....................................                   $0.00
          Loans and leases, net of unearned income and allowances ................................             $6,602,897.00
Assets held in trading accounts ................................................................               $1,893,178.00
Premises and fixed assets .......................................................................                $583,130.00
Other real estate owned .......................................................................                        $0.00
Investments in unconsolidated subsidiaries .......................................................                $34,144.00
Customers' liability to this bank on acceptances outstanding ...................................                 $103,216.00
Intangible assets .............................................................................                  $487,816.00
Other assets..................................................................................                 $1,860,949.00
Total assets..........................................................................................        $68,077,685.00
                                                                                                              --------------

LIABILITIES
Deposits:
          In domestic offices ........................................................................        $17,285,276.00
                    Noninterest-bearing ....................................            $12,321,416.00
                    Interest-bearing .......................................            $4,963,860.00
          In foreign offices and Edge subsidiary .................................................            $26,950,782.00
                    Noninterest-bearing ................................                    $46,386.00
                    Interest-bearing .......................................            $26,904,396.00
Federal funds purchased and securities sold under
          agreements to repurchase in domestic offices of
          the bank and of its Edge subsidiary ...........................................................     $14,765,194.00
Demand notes issued to the U.S. Treasury...................................................................            $0.00
Trading liabilities.........................................................................................   $1,216,739.00
Other borrowed money ..................................................................................          $911,701.00





Subordinated Notes and Debentures...................................................................                   $0.00
Bank's liability on acceptances executed and outstanding ........................................                $103,216.00
Other liabilities .................................................................................            $2,605,447.00
Total liabilities.....................................................................................        $63,838,355.00
                                                                                                              --------------
Minority interest in consolidated subsidiaries.......................................................             $48,495.00
                                                                                                      ----------------------
EQUITY CAPITAL
Perpetual preferred stock and related surplus....................................................                      $0.00
Common stock ......................................................................................               $29,931.00
Surplus.............................................................................................             $577,219.00
Retained Earnings...................................................................................           $3,490,205.00
          Accumulated other comprehensive income....................................................              $93,480.00
Other equity capital components.......................................................................                 $0.00
Undivided profits and capital reserves/Net unrealized holding gains (losses)........................                   $0.00
          Net unrealized holding gains (losses) on available-for-sale securities....................                   $0.00
Cumulative foreign currency translation adjustments...................................................                 $0.00
Total equity capital................................................................................           $4,190,835.00
Total liabilities, minority interest and equity capital...............................................        $68,077,685.00
                                                                                                      ----------------------


                                       -4-


I, Frederick P. Baughman, Senior Vice President and Comptroller of the above named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                                  Frederick P. Baughman

We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

                                                  Ronald E. Logue
                                                  David A. Spina
                                                  Truman S. Casner

          5. A copy of each indenture referred to in Item 4. if the obligor is in default.

                    Not applicable.

          6. The consents of United States institutional trustees required by
             Section 321(b) of the Act.

                    The consent of the trustee required by Section 321(b) of the Act is annexed hereto as Exhibit 6 and made a part hereof.

          7. A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.

                    A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority is annexed hereto as
                    Exhibit 7 and made a part hereof.


                                      NOTES

In answering any item of this Statement of Eligibility which relates to matters peculiarly within the knowledge of the obligor or any underwriter of the obligor, the trustee has relied upon the information furnished to it by the obligor and the underwriters, and the trustee disclaims responsibility for the accuracy or completeness of such information.

The answer to Item 2. of this statement will be amended, if necessary, to reflect any facts which differ from those stated and which would have been required to be stated if known at the date hereof.


                                    SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, State Street Bank and Trust Company, a corporation duly organized and existing under the laws of The Commonwealth of Massachusetts, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Boston and The Commonwealth of Massachusetts, on the January 18, 2002.


                                             STATE STREET BANK AND TRUST COMPANY



                                             BY:  /s/ John G. Correia
                                                  ------------------------
                                           NAME:  John G. Correia
                                          TITLE:  Assistant Vice President



                                       -6-




                                    EXHIBIT 6

                             CONSENT OF THE TRUSTEE

Pursuant to the requirements of Section 321(b) of the Trust Indenture Act of 1939, as amended, in connection with the proposed issuance by Ampex Corporation. of its 12% Senior Secured Notes Due 2008, we hereby consent that reports of examination by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.

                                             STATE STREET BANK AND TRUST COMPANY



                                             BY:  /s/ John G. Correia
                                                  ------------------------
                                           NAME:  John G. Correia
                                          TITLE:  Assistant Vice President

Dated:



                                        7